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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): AUGUST 16, 2005

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                          HEALTHCARE ACQUISITION CORP.
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               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                    001-32587            20-2726770
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  (State or Other Jurisdiction       (Commission           (IRS Employer
      of Incorporation)              File Number)         Identification No.)

                    2116 FINANCIAL CENTER 666 WALNUT STREET
                             DES MOINES, IOWA 50309
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              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 244-5746

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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS

     On August 3, 2005, Healthcare Acquisition Corp. (the "Company") consummated its initial public offering ("IPO") of 9,000,000 Units. On August 16, 2005, the Company consummated the closing of 400,000 Units subject to the underwriters' over-allotment option. Each Unit consisted of one share of common stock, $.0001 par value per share, and one warrant, each to purchase one share of the Company's common stock. The 9,400,000 Units sold in the IPO (including the 400,000 Units subject to the underwriters' over-allotment option) were sold at an offering price of $8.00 per Unit, generating total gross proceeds of $75,200,000. Of this amount, $67,928,000 was placed in trust.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

         Exhibit 99.1   Press release dated August 16, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 16, 2005                     HEALTHCARE ACQUISITION CORP.



                                            By: /s/ Matthew P. Kinley
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                                                 Matthew P. Kinley
                                                 President